Exhibit 99.1
Investor Relations Contact
Mike Saviage
Adobe
408-536-4416
ir@adobe.com
Public Relations Contact
Dan Berthiaume
Adobe
408-536-2584
dberthia@adobe.com

FOR IMMEDIATE RELEASE

Adobe Reports Record Revenue
Q3 Results Include 24 Percent Year-Over-Year Revenue Growth and Record Adobe Document Cloud Net New ARR

SAN JOSE, Calif. - Sept. 17, 2019 - Adobe (Nasdaq:ADBE) today reported financial results for its third quarter fiscal year 2019 ended Aug. 30, 2019.

Q3 FY2019 Financial Highlights

•
Adobe achieved record quarterly revenue of $2.83 billion in its third quarter of fiscal year 2019, which represents 24 percent year-over-year growth. Diluted earnings per share was $1.61 on a GAAP-basis, and $2.05 on a non-GAAP basis.

•
Digital Media segment revenue was $1.96 billion, which represents 22 percent year-over-year growth. Creative revenue grew to $1.65 billion and Document Cloud achieved revenue of $307 million. Digital Media Annualized Recurring Revenue (“ARR”) grew to $7.86 billion exiting the quarter, a quarter-over-quarter increase of $386 million. Creative ARR grew to $6.87 billion, and Document Cloud ARR grew to $993 million.

•	Digital Experience segment revenue was $821 million, representing 34 percent year-over-year growth.

•	GAAP operating income in the third quarter was $854 million, and non-GAAP operating income was $1.15 billion. GAAP net income was $793 million, and non-GAAP net income was $1.01 billion.

•	Cash flow from operations was $922 million.

•	Remaining Performance Obligation was $8.77 billion.

•	Adobe repurchased approximately 2.6 million shares during the quarter.
A reconciliation between GAAP and non-GAAP results is provided at the end of this press release and on Adobe’s website.

Executive Quotes

"Customers across every industry continue to rely on Adobe to run their businesses, transform how they work, and bring their creative ideas to life as reflected in our record Q3 results," said Shantanu Narayen, president and CEO, Adobe. "We’re excited for the opportunities in front of us and confident in our ability to drive strong top-line and bottom-line growth.”

"Adobe delivered another quarter of record revenue in Q3," said John Murphy, executive vice president and CFO, Adobe. "Highlights include 24 percent year-over-year total revenue growth, strong subscription revenue performance and operating margin expansion."

Adobe Provides Fourth Quarter Fiscal Year 2019 Financial Targets

The following table summarizes Adobe’s fourth quarter fiscal year 2019 targets.

Adobe total Q4 fiscal year 2019 revenue	~$2.97 billion
Digital Media segment revenue	~20% year/year growth
Digital Experience segment revenue	~23% year/year growth
Net new Digital Media annualized recurring revenue (“ARR”)	~$450 million
Tax rate	GAAP: ~11%	Non-GAAP: ~11%
Share count	~490 million shares
Earnings per share	GAAP: ~$1.68	Non-GAAP: ~$2.25

A reconciliation between GAAP and non-GAAP targets is provided at the end of this press release.

Adobe to Webcast Earnings Conference Call
Adobe will webcast its third quarter fiscal year 2019 earnings conference call today at 2:00 p.m. Pacific Time from its investor relations website: www.adobe.com/ADBE. Earnings documents, including Adobe management’s prepared conference call remarks with slides and an investor datasheet are posted to Adobe’s investor relations website in advance of the conference call for reference. A reconciliation between GAAP and non-GAAP earnings results and financial targets is also provided on the website.

Forward-Looking Statements Disclosure
This press release contains forward-looking statements, including those related to business momentum, customer success, revenue, operating margin, annualized recurring revenue, non-operating other expense, tax rate on a GAAP and non-GAAP basis, earnings per share on a GAAP and non-GAAP basis, and share count, all of which involve risks and uncertainties that could cause actual results to differ materially. Factors that might cause or contribute to such differences include, but are not limited to: failure to compete effectively, failure to develop, acquire, market and offer products and services that meet customer requirements, introduction of new technology, information security and privacy, potential interruptions or delays in hosted services provided by us or third parties, risks associated with cyber-attacks, complex sales cycles, risks related to the timing of revenue recognition from our subscription offerings, fluctuations in subscription renewal rates, failure to realize the anticipated benefits of past or future acquisitions, failure to effectively manage critical strategic third-party business relationships, changes in accounting principles and tax regulations, uncertainty in the financial markets and economic conditions in the countries where we operate, and other various risks associated with being a multinational corporation. For a discussion of these and other risks and uncertainties, please refer to Adobe’s Annual Report on Form 10-K for our fiscal year 2018 ended Nov. 30, 2018, and Adobe's Quarterly Reports on Form 10-Q issued in fiscal year 2019.

The financial information set forth in this press release reflects estimates based on information available at this time. These amounts could differ from actual reported amounts stated in Adobe’s Quarterly Report on Form 10-Q for our quarter ended Aug. 30, 2019, which Adobe expects to file in Sept. 2019. Adobe assumes no obligation to, and does not currently intend to, update these forward-looking statements.
About Adobe

Adobe is changing the world through digital experiences. For more information, visit www.adobe.com.
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©2019 Adobe Inc. All rights reserved. Adobe, Adobe Document Cloud and the Adobe logo are either registered trademarks or trademarks of Adobe Inc. (or one of its subsidiaries) in the United States and/or other countries. All other trademarks are the property of their respective owners.

Condensed Consolidated Statements of Income
(In thousands, except per share data; unaudited)

	Three Months Ended		Nine Months Ended
	August 30, 2019 (*)	August 31, 2018	August 30, 2019 (*)	August 31, 2018
Revenue:
Subscription	$2,546,571	$2,021,505	$7,307,635	$5,737,994
Product	157,321	149,127	480,691	471,728
Services and support	130,234	120,444	391,026	355,661
Total revenue	2,834,126	2,291,076	8,179,352	6,565,383

Cost of revenue:
Subscription	303,885	199,157	888,392	550,197
Product	9,146	11,454	30,596	35,110
Services and support	102,932	84,881	301,749	250,431
Total cost of revenue	415,963	295,492	1,220,737	835,738

Gross profit	2,418,163	1,995,584	6,958,615	5,729,645

Operating expenses:
Research and development	489,827	398,957	1,430,422	1,121,854
Sales and marketing	812,314	670,084	2,442,759	1,897,256
General and administrative	219,256	184,063	654,699	532,543
Amortization of purchased intangibles	42,954	23,874	132,546	58,169
Total operating expenses	1,564,351	1,276,978	4,660,426	3,609,822

Operating income	853,812	718,606	2,298,189	2,119,823

Non-operating income (expense):
Interest and other income (expense), net	16,552	1,608	23,376	29,879
Interest expense	(39,529)	(21,107)	(120,699)	(61,369)
Investment gains (losses), net	3,653	2,251	46,728	6,326
Total non-operating income (expense), net	(19,324)	(17,248)	(50,595)	(25,164)
Income before income taxes	834,488	701,358	2,247,594	2,094,659
Provision for income taxes	41,725	35,067	147,997	182,125
Net income	$792,763	$666,291	$2,099,597	$1,912,534
Basic net income per share	$1.63	$1.36	$4.31	$3.89
Shares used to compute basic net income per share	485,848	490,025	487,145	491,336
Diluted net income per share	$1.61	$1.34	$4.26	$3.84
Shares used to compute diluted net income per share	491,042	496,866	492,480	498,587
_________________________________________

*
Adobe adopted ASU No. 2014-09, Revenue from Contracts with Customers, using the modified retrospective method during the first quarter of fiscal 2019. Prior period results have not been restated to reflect this change in accounting standards. Refer to our Form 10-Q for the third quarter of fiscal year 2019 for additional information.

Condensed Consolidated Balance Sheets
(In thousands, except par value; unaudited)

	August 30, 2019 (*)	November 30, 2018
ASSETS

Current assets:
Cash and cash equivalents	$2,209,047	$1,642,775
Short-term investments	1,441,741	1,586,187
Trade receivables, net of allowances for doubtful accounts of $11,778 and $14,981, respectively	1,371,697	1,315,578
Prepaid expenses and other current assets	727,611	312,499
Total current assets	5,750,096	4,857,039

Property and equipment, net	1,244,011	1,075,072
Goodwill	10,688,068	10,581,048
Purchased and other intangibles, net	1,815,625	2,069,001
Other assets	557,080	186,522
Total assets	$20,054,880	$18,768,682

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Trade payables	$186,999	$186,258
Accrued expenses	1,302,753	1,163,185
Debt	3,148,587	—
Deferred revenue	3,120,186	2,915,974
Income taxes payable	44,441	35,709
Total current liabilities	7,802,966	4,301,126

Long-term liabilities:
Debt	988,429	4,124,800
Deferred revenue	135,750	137,630
Income taxes payable	585,774	644,101
Deferred income taxes	129,401	46,702
Other liabilities	169,787	152,209
Total liabilities	9,812,107	9,406,568

Stockholders’ equity:
Preferred stock, $0.0001 par value; 2,000 shares authorized	—	—
Common stock, $0.0001 par value	61	61
Additional paid-in-capital	6,334,612	5,685,337
Retained earnings	13,976,701	11,815,597
Accumulated other comprehensive income (loss)	(193,949)	(148,130)
Treasury stock, at cost (115,931 and 113,171, respectively), net of reissuances	(9,874,652)	(7,990,751)
Total stockholders’ equity	10,242,773	9,362,114
Total liabilities and stockholders’ equity	$20,054,880	$18,768,682

_________________________________________

*
Adobe adopted ASU No. 2014-09, Revenue from Contracts with Customers, using the modified retrospective method during the first quarter of fiscal 2019. Prior period results have not been restated to reflect this change in accounting standards. Refer to our Form 10-Q for the third quarter of fiscal year 2019 for additional information.

Condensed Consolidated Statements of Cash Flows
(In thousands; unaudited)

	Three Months Ended
	August 30, 2019	August 31, 2018
Cash flows from operating activities:
Net income	$792,763	$666,291
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization and accretion	150,549	86,890
Stock-based compensation	195,513	159,039
Unrealized investment (gains) losses, net	(3,478)	(1,613)
Changes in deferred revenue	121,862	33,525
Changes in other operating assets and liabilities	(335,069)	11,172
Net cash provided by operating activities	922,140	955,304

Cash flows from investing activities:
Purchases, sales and maturities of short-term investments, net	(39,510)	163,229
Purchases of property and equipment	(89,125)	(63,558)
Purchases and sales of long-term investments, intangibles and other assets, net	(36,196)	(1,578)
Acquisitions, net of cash acquired	—	(1,618,427)
Net cash used for investing activities	(164,831)	(1,520,334)

Cash flows from financing activities:
Purchases of treasury stock	(750,000)	(750,000)
Proceeds from (cost of) Treasury Stock reissuances, net of taxes paid related to net share settlement of equity awards	123,036	78,656
Other financing activities, net	2,593	(317)
Net cash used for financing activities	(624,371)	(671,661)
Effect of exchange rate changes on cash and cash equivalents	(6,801)	(4,151)
Net increase (decrease) in cash and cash equivalents	126,137	(1,240,842)
Cash and cash equivalents at beginning of period	2,082,910	2,987,986
Cash and cash equivalents at end of period	$2,209,047	$1,747,144

Non-GAAP Results
(In thousands, except per share data)
The following table shows Adobe’s GAAP results reconciled to non-GAAP results included in this release.

	Three Months Ended
	August 30, 2019 (*)	August 31, 2018	May 31, 2019 (*)
Operating income:

GAAP operating income	$853,812	$718,606	$749,547
Stock-based and deferred compensation expense	199,321	161,094	203,673
Amortization of purchased intangibles	100,139	44,815	96,714
Non-GAAP operating income	$1,153,272	$924,515	$1,049,934

Net income:

GAAP net income	$792,763	$666,291	$632,593
Stock-based and deferred compensation expense	199,321	161,094	203,673
Amortization of purchased intangibles	100,139	44,815	96,714
Investment (gains) losses, net	(3,653)	(2,251)	756
Income tax adjustments	(82,607)	(10,185)	(33,132)
Non-GAAP net income	$1,005,963	$859,764	$900,604

Diluted net income per share:

GAAP diluted net income per share	$1.61	$1.34	$1.29
Stock-based and deferred compensation expense	0.41	0.32	0.41
Amortization of purchased intangibles	0.20	0.09	0.20
Investment (gains) losses, net	(0.01)	—	—
Income tax adjustments	(0.16)	(0.02)	(0.07)
Non-GAAP diluted net income per share	$2.05	$1.73	$1.83

Shares used in computing diluted net income per share	491,042	496,866	492,212

_________________________________________

*
Adobe adopted ASU No. 2014-09, Revenue from Contracts with Customers, using the modified retrospective method during the first quarter of fiscal 2019. Prior period results have not been restated to reflect this change in accounting standards. Refer to our Form 10-Q for the third quarter of fiscal year 2019 for additional information.

Non-GAAP Results (continued)

The following table shows Adobe's GAAP third quarter fiscal year 2019 tax rate reconciled to the non-GAAP tax rate included in this release.

Third Quarter Fiscal 2019
Effective income tax rate:

GAAP effective income tax rate	5.0%
Income tax adjustments	6.0
Resolution of income tax examination	2.0
Stock-based and deferred compensation expense	(1.3)
Amortization of purchased intangibles	(0.7)
Non-GAAP effective income tax rate	11.0%

Reconciliation of GAAP to Non-GAAP Financial Targets

The following table shows Adobe's fourth quarter fiscal year 2019 GAAP earnings per share target reconciled to the non-GAAP financial target included in this release.

Fourth Quarter Fiscal 2019
Diluted net income per share:

GAAP diluted net income per share	$1.68
Stock-based and deferred compensation expense	0.44
Amortization of purchased intangibles	0.20
Income tax adjustments	(0.07)
Non-GAAP diluted net income per share	$2.25

Shares used to compute diluted net income per share	490.0

Use of Non-GAAP Financial Information

Adobe continues to provide all information required in accordance with GAAP, but believes evaluating its ongoing operating results may not be as useful if an investor is limited to reviewing only GAAP financial measures. Adobe uses non-GAAP financial information to evaluate its ongoing operations and for internal planning and forecasting purposes. Adobe's management does not itself, nor does it suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Adobe presents such non-GAAP financial measures in reporting its financial results to provide investors with an additional tool to evaluate Adobe's operating results. Adobe believes these non-GAAP financial measures are useful because they allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making. This allows institutional investors, the analyst community and others to better understand and evaluate our operating results and future prospects in the same manner as management.

Adobe's management believes it is useful for itself and investors to review, as applicable, both GAAP information as well as non-GAAP measures, which may exclude items such as stock-based and deferred compensation expenses, restructuring and other charges, amortization of purchased intangibles and certain activity in connection with technology license arrangements, investment gains and losses, the related tax impact of all of these items, income tax adjustments, and the income tax effect of the non-GAAP pre-tax adjustments from the provision for income taxes. Adobe uses these non-GAAP measures in order to assess the performance of Adobe's business and for planning and forecasting in subsequent periods. Whenever such a non-GAAP measure is used, Adobe provides a reconciliation of the non-GAAP financial measure to the most closely applicable GAAP financial measure. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measure as detailed above.